SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2004

NRG Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300 Minneapolis, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-373-5300

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document

99.1	Press release dated March 11, 2004.

Item 12. Results of Operations and Financial Condition

On March 11, 2004, NRG Energy, Inc. issued a press release reporting its financial and operating results for the fiscal year 2003, which encompasses both periods prior and subsequent to its emergence from Chapter 11 on December 5, 2003. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. Further, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.

In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By	/s/ Scott J. Davido Scott J. Davido Senior Vice President and General Counsel

Dated: March 11, 2004